UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On February 21, 2019, the Federal Home Loan Bank of Pittsburgh (the “Bank”) issued: (1) a press release to report the Bank’s financial results for the fourth quarter and year ended December 31, 2018 and to announce the Board’s declaration of a dividend and (2) a member letter regarding the financial results and dividend. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related press release and member letter.

Item 7.01 Regulation FD Disclosure

Included in the member letter, issued by the Bank on February 21, 2019, is a statement by the Bank regarding annualized dividend rate increases anticipated to be paid in the 2019 calendar year. A copy of the notice is attached hereto as Exhibit 99.2.

The anticipated rate increases are not a guarantee or a commitment by the FHLBank regarding the payment of any dividends or the level of dividends. Market conditions may be unpredictable and their impact on FHLBank’s results of operations and financial condition, as well as any changes in applicable regulatory or other requirements, may affect FHLBank’s ability to declare dividends or to pay dividends at such anticipated rates.

The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01. The information being furnished pursuant to Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

The attached notice to members and the information provided pursuant to Items 7.01 and 9.01 contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank’s operations. These statements may be identified by the use of forward-looking terminology such as “will,” “expects,” “may” or other variations on these terms. FHLBank cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect FHLBank, its members, counterparties or investors; regulatory actions and determinations; changes in economic and market conditions; changes in the U.S. government’s long-term debt rating and the long-term debt rating of FHLBank and/or other Federal Home Loan Banks; changes in demand for FHLBank advances or consolidated obligations of the FHLBanks; and adverse developments or events affecting or involving FHLBank or FHLBank’s business, other Federal Home Loan Banks, housing GSEs or the Federal Home Loan Bank System in general. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at http://www.sec.gov. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits 99.1 and 99.2 are furnished herewith.

Exhibit No.	Description

99.1	Press release, dated February 21, 2019, issued by the Bank

99.2	Letter to Members, dated February 21, 2019, issued by the Bank

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

Date: February 21, 2019	By:	/s/ Edward V. Weller
Edward V. Weller
Chief Accounting Officer